Exhibit 10.3

VSURANCE, INC.

A Nevada Corporation

DESIGNATION AND SIGNATORY AUTHORITY ON BEHALF OF THE COMPANY

CONSENT OF THE DIRECTOR AND SECRETARY/TREASURER

Consent by the Director and Secretary/Treasurer of VSURANCE, INC in accordance with the minutes dated November 5, 2005, wherein the Board of Directors authorized management, consultants and/or designees to execute any and all documents necessary to close the loan transaction with Samir Financial. Therefore, let it be known that William Russell Smith, III Corporate Pet Advisor and guarantor of Samir Financial loan is hereby authorized to execute any and all documents on behalf of Vsurance.

This document is effective this 13th day of December 2005.

/s/ William Russell Smith
William Russell Smith, III

/s/ Malcolm L. Pollard
Malcolm L. Pollard

VSURANCE, INC.

A Nevada Corporation

CONSENT OF DIRECTORS

This consent has been distributed among the Directors of VSURANCE, INC who shall independently review this request for stock issuance. Their approval of this consent shall be signified by and with their signature.

Directors: Malcolm L. Pollard, Ann M. Perniciaro, and Allen Hayes.

Topic for Review

On November 3, 2005, Samir Financial requests the issuance of 1,200,000 Preferred Class A Shares in exchange for an equity investment / loan reduction of $500,000.

WHEREAS, the Directors believe it is in the best interest of the Corporation to reduce the debt (loan liability) and therefore authorize the issuance of the shares described in these agreements.

NOW THEREFORE BE IT RESOLVED, that the Officers and Directors of the Corporation are directed to take the appropriate steps to affect the issuance of preferred stock; furthermore, the Officers and Directors may take any actions as may be necessary or appropriate to carry out and affect the intended purposes of each of the foregoing resolutions.

Purchaser/Investor	Class of Stock	Date of Purchase	Payment Method	Amount	Number of Shares	Price Per Share
Sara Mirza, Trust	Preferred A	01/31/2006	Equity investment	$500,000.00	$1,200,000	$0.42

IN WITNESS WHEREOF, the undersigned being the Directors do hereby execute this consent effective this November 30, 2005

/s/ Malcolm L. Pollard
Malcolm L. Pollard, Secretary, Tresurer/Director

/s/ Ann M. Perniciaro
Ann M. Perniciaro, Director

/s/ Allen Hayes
Allen Hayes, Director

VSURANCE, INC.

A Nevada Corporation

CONSENT OF DIRECTORS

This consent has been distributed among the Directors of VSURANCE, INC who shall independently review this request for stock issuance. Their approval of this consent shall be signified by and with their signature.

Directors: Malcolm L. Pollard, Ann M. Perniciaro, and Allen Hayes.

Topic for Review

On November 3, 2005, the Board of Directors authorized the issuance of 1,200,000 Preferred Class A Shares to Samir Financial in exchange for an equity investment / loan repayment reduction of $500,000. On this 31st day of January 2006, Samir Financial requests an additional 600,000 Preferred Class A Shares valued at $0.50 per share in exchange for an equity investment / loan reduction of $300,000.

WHEREAS, the Directors believe it is in the best interest of the Corporation to reduce the debt (loan liability) and therefore authorize the issuance of the shares described in these agreements.

NOW THEREFORE BE IT RESOLVED, that the Officers and Directors of the Corporation are directed to take the appropriate steps to affect the issuance of preferred stock; furthermore, the Officers and Directors may take any actions as may be necessary or appropriate to carry out and affect the intended purposes of each of the foregoing resolutions.

Purchaser/Investor	Class of Stock	Date of Purchase	Payment Method	Amount	Number of Shares	Price Per Share
Sara Mirza, Trust	Preferred A	01/31/2006	Equity investment	$300,000.00	600,000	$0.50

IN WITNESS WHEREOF, the undersigned being the Directors do hereby execute this consent effective this January 31, 2006

/s/ Malcolm L. Pollard
Malcolm L. Pollard, Secretary, Tresurer/Director

/s/ Ann M. Perniciaro
Ann M. Perniciaro, Director

/s/ Allen Hayes
Allen Hayes, Director

VSURANCE, INC.

4845 West Lake Road

Erie, Pennsylvania 16505

December 15, 2005

Samir Financial, L.L.C.

20682 N. Plumwood Drive

Kildeer, Illinois 60047

Attn: Mohammed H. Mirza

Re:	Authorization to Pay Proceeds

Gentlemen:

On this day we have entered into certain financing arrangements with you, including without limitation, the Loan and Security Agreement, Promissory Note (Secured), and documents and instruments related thereto (such agreements, documents and instruments to be referred to collectively as the “Financing Agreements”). This letter will serve as our request and authorization for you to pay out of the advances under the Financing Agreements the following amounts to the parties indicated below, and to charge our account therefor:

	Payee	Amount
1.	Samir Financial, L.L.C.	$800,000.00	-	as the Closing Fee
2.	Samir Financial, L.L.C.	$1,200,000.00	-	for Prepaid Interest on the $4,000,000 Note
3.	Samir Financial, L.L.C.	$100,000.00	-	Collateral Management Fee
4.	Samir Financial, L.L.C.	$100,000.00	-	Audit Fees
5.	Samir Financial, L.L.C.	$200,000.00	-	Good Faith Deposit
6.	Bailey & Bailey	$50,000.00	-	Legal Fees and Expenses
	Total	$2,450,000.00

You are further authorized and requested to follow such instructions and directions as you may be given by the payees listed above with respect to the form and manner of payment. The balance of the $4,000,000 loan proceeds, or $ 1,550,000.00, shall be paid as follows: $500,000.00 at closing; $250,000.00 paid on January 31, 2006; $250,000 paid on February 28, 2006; $250,000.00 paid on March 31, 2006; and, $300,000.00 paid on April 30, 2006.

Samir Financial, L.L.C.

December 15,2005

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Very truly yours, VSURANCE, INC.

By:	/s/ W. Russell Smith
Name:	W. Russell Smith, III